Statements Of Operations - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
INVESTMENT INCOME:
Interest income	$ 1,341,611	$ 643,835
EXPENSES:
Brokerage fees	4,012,950	3,635,886
Administrative expenses	273,353	389,364
Custody fees and other expenses	29,982	27,494
Total expenses	4,316,285	4,052,744
NET INVESTMENT LOSS	(2,974,674)	(3,408,909)
Net realized gains (losses) on closed positions:
Futures and forward currency contracts	19,130,476	22,714,487
Foreign exchange translation	348,206	(168,897)
Net change in unrealized:
Futures and forward currency contracts	(5,895,562)	751,472
Foreign exchange translation	321,168	(70,706)
Net gains (losses) from U.S. Treasury notes:
Realized	(5,742)
Net change in unrealized	(136,160)	33,057
Total net realized and unrealized gains	13,762,386	23,259,413
NET INCOME	10,787,712	19,850,504
LESS PROFIT SHARE TO GENERAL PARTNER	926,056	1,753,733
NET INCOME AFTER PROFIT SHARE TO GENERAL PARTNER	$ 9,861,656	$ 18,096,771